KEMPER ASIAN GROWTH FUND
                 SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                                DATED MARCH 1, 2000
The following disclosure supplements the disclosure in the section entitled "Investment Manager and Underwriter" in the currently effective Statement of Additional Information:

Sub-Advisor. Scudder Investments Singapore Limited ("SISL"), 30 Cecil Street, Prudential Tower #24-01/02, Singapore, an affiliate of Scudder Kemper Investments, Inc., is the sub-advisor for the Fund. SISL serves as sub-advisor pursuant to the terms of a Sub-Advisory Agreement between it and the Advisor. SISL has served as sub-advisor to the Fund since September 2000.

Under the terms of the Sub-Advisory Agreement, SISL manages the investment and reinvestment of the Fund's portfolios and will provide such investment advice, research and assistance as the Advisor may, from time to time, reasonably request.

The Advisor pays SISL for its services a sub-advisory fee, payable monthly, at the annual rate of 0.2975% of the Fund's average daily net assets.

The Sub-Advisory Agreement provides that SISL will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the Sub-Advisory Agreement relates, except a loss resulting from willful misconduct, bad faith or gross negligence on the part of SISL in the performance of its duties or from reckless disregard by SISL of its obligations and duties under the Sub-Advisory Agreement.

The Sub-Advisory Agreement remains in effect until September 30, 2000 unless sooner terminated or not annually approved as described below. Notwithstanding the foregoing, the Sub-Advisory Agreement shall continue in effect through September 30, 2000, and year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the Trustees of the Trust who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Trust, and
(b) by the shareholders or the Board of Trustees of the Trust. The Sub-Advisory Agreement may be terminated at any time upon 60 days' notice by the Advisor or by the Board of Trustees of the Trust or by majority vote of the outstanding shares of the Fund, and will terminate automatically upon assignment or upon termination of the Fund's investment management agreement.





September 21, 2000